NUVEEN SHORT TERM BOND FUND

SUPPLEMENT DATED JUNE 30, 2016

TO THE SUMMARY PROSPECTUS DATED OCTOBER 30, 2015

1.	The section “Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class R6[3]	Class I
Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.00%
Other Expenses	0.10%	0.10%	0.10%	0.08%	0.10%
Total Annual Fund Operating Expenses	0.73%	1.48%	0.98%	0.46%	0.48%
Fee Waivers and/or Expense Reimbursements[4]	(0.02)%	(0.02)%	(0.02)%	(0.03)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.71%	1.46%	0.96%	0.43%	0.46%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Class R6 represents annualized actual expenses for the period January 20, 2015 (commencement of operations) through June 30, 2015.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.47% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

2.	The section “Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	C	R3	R6	I	A	C	R3	R6	I
1 Year	$296	$149	$98	$44	$47	$296	$149	$98	$44	$47
3 Years	$450	$465	$309	$144	$151	$450	$465	$309	$144	$151
5 Years	$619	$805	$539	$254	$266	$619	$805	$539	$254	$266
10 Years	$1,109	$1,766	$1,199	$575	$601	$1,109	$1,766	$1,199	$575	$601

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-STBS-0616P